EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC. (the “Company”) on Form 10-QSB for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date here of (the “Report”), I, Linda Mitropoulos, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Linda Mitropoulos
Linda Mitropoulos
Chief Financial Officer
July 28th, 2005